     THIS LEASE made this 14 day of June, 1989 by and between D R GROUP, a Michigan Co-Partnership, whose address is 27300 W. 11 Mile Road, Ste. 806, Southfield, Michigan 48034, the Lessor, hereinafter designated as the Landlord, and ROFIN-SINAR INCORPORATED, a Delaware corporation, whose address is 3333 North First Street, San Jose, CA 95134-1995, the Lessee, hereinafter designated as the Tenant.


                                   ARTICLE I
                                  DESCRIPTION
                                  -----------

     WITNESSETH: The Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed by the Tenant, does hereby lease unto the Tenant the following described premises situated in the City of Livonia, County of Wayne, State of Michigan, to wit: a light industrial building containing approximately 23,500 square feet, more commonly known as 45701 Mast Street. See attached Plans and Specs.


                                   ARTICLE II
                             COMPLETION OF BUILDING
                             ----------------------

     Section 1.  The building and demised premises shall be constructed
     ---------
substantially in accordance with Plans and Specifications set forth in Exhibit "B", attached hereto and made a part hereof. It is understood and agreed by Tenant that any minor changes from any plans or specifications during construction of the building or demised premises shall not relieve Tenant of its obligations under this Lease Agreement. Improvements to the building and demised premises shall be constructed in accordance with Exhibits "C" and "D" attached hereto and made a part hereof by Landlord, at Tenant's expense, and shall be constructed in a good and workmanlike manner using only new, quality material. Landlord's construction work shall be pursuant to applicable ordinances, statutes, regulations and laws.

     Section 2.  Landlord agrees to make every reasonable effort to ensure the
     ---------
building is completed, as hereinafter defined, on or before August 15, 1989 or earlier if accepted by Tenant. If the building is not completed on or before August 15, 1989, for reasons other than unforeseen labor and/or materials shortages, general strike or act of God, Tenant may, at its option, and as its sole remedy, by written notice to Landlord on or before August 1, 1990, cancel this Lease Agreement in its entirety, provided that the building is not completed prior to the giving of said notice. For purposes of this Agreement, the building shall be deemed completed when the City of Livonia issues a final Certificate of Occupancy, or a temporary permit authorizing occupancy if weather prevents issuance of final Certificate of Occupancy, and all facilities necessary to Tenant's occupancy and use of the demised premises have been substantially completed, including access to and throughout the premises, toilet, heating, ventilating, air-conditioning, water, plumbing, lighting and electrical power and other utility facilities are installed in good operating order and the work remaining to be done is of such a nature as to not materially interfere with the Tenant's use of the premises and ten (10) days written notice of the completion of the demised premises shall have been given by Landlord to Tenant. Occupancy of said premises by Tenant shall be construed as acceptable and acknowledgment that the demised premises has been completed and in the condition called for, except for punch list items. Notwithstanding the terms of this paragraph to the contrary, Tenant shall have the right to use the building to store its equipment prior to August 1, 1989, provided, however, that said storage shall not interfere with Landlord's construction of improvements as called for under Exhibit "C" attached hereto and made a part hereof. Further, prior to storing anything in the demised premises, Tenant shall provide Landlord with certificates of insurance as required under Article V of this Lease Agreement. Such storage shall not, however, be deemed taking occupancy for payment of rent under Article III.

     Section 3.  During the course of construction, Tenant, its employees,
     ---------
agents and contractors may enter upon the premises at all reasonable times for the purpose of inspection, and as soon possible after such construction has advanced to the point where Tenant's contractors can conveniently and without unreasonable interference with Landlord's contractor enter into the premises to construct and install Tenant's improvements, fixtures and other equipment and with Landlord's consent, which shall not be unreasonably withheld or delayed, may enter upon the premises for the purpose of installing improvements, fixtures, and other equipment upon condition that Tenant, its employees, agents and contractors will not unreasonably interfere with Landlord's employees, agents or contractors, in the pursuit of Landlord's construction. Landlord shall have no responsibility or liability whatsoever for any loss of or damage to any fixtures or other equipment installed or left upon the demised premises by Tenant.

     Section 4.  Landlord shall remove all tools, scaffolding, unused or
     ---------
discarded building materials, waste and rubbish of any sort, in, on or about the premises prior to the commencement date of this Lease.


                                  ARTICLE III
                                 RENT AND TERMS
                                 --------------

     Section 1.  This Lease shall commence on the date the building shall be
     ---------
completed in accordance with Section 2 of Article II hereof, and notice of such completion has been given in accordance with Section 2 of Article II, and shall continue until the first day of the month following the date of completion of the building, plus a period of four (4) years after the first day of such month.

     Section 2.  Tenant shall pay to Landlord as rent for said leased premises
     ---------
the sum of THREE HUNDRED SEVENTY SIX THOUSAND THIRTY TWO AND 00/100 ($376,032.00) Dollars, payable monthly as hereinafter provided. Should the term of this Lease commence on a day other than the first day of a calendar month, then the rental for such month shall be pro-rated on a daily basis based upon a thirty (30) day calendar month. Should any lease year contain less than twelve
(12) calendar months, said annual rental shall be appropriately pro-rated. In addition to the daily rental, the Tenant shall pay at the time of execution of this Lease the first full months's rent of SEVEN THOUSAND EIGHT HUNDRED THIRTY FOUR AND 00/100 ($7,834.00) Dollars, receipt of which is hereby acknowledged.
In the event that Tenant takes occupancy prior to August 1, 1989, rent shall commence from the date of occupancy. The rent under this Article III shall commence from the date of occupancy. In the event that Tenant does not pay, when due and payable, or within seven (7) days thereafter, any rent or any additional rent, not timely paid shall bear interest in accordance with Article XXXVI until paid. Rent is payable at 27300 W. 11 Mile Road, Suite 806, Southfield, Michigan 48034, or at such other place as Landlord may give written notice to Tenant.

     Section 3.  The Tenant hereby hires the said premises for the said term as
     ---------
above mentioned and covenants well and truly to pay, or cause to be paid unto the Landlord at the dates and times above mentioned, the rent above reserved. Landlord waives any Landlord's liens now and hereafter provided by law.


                                   ARTICLE IV
                                     TAXES
                                     -----

     Section 1.  Tenant shall pay, as additional rent, to Landlord during the
     ---------
term of this Lease all taxes and assessments which may be levied or assessed by any lawful authority, for each calendar year during the term hereof, against the land, building or improvements comprising the leased premises. (Such taxes and assessments being hereinafter called "Taxes"). Should the State of Michigan or any political subdivision thereof or any governmental authority having jurisdiction thereover, now or hereafter impose a tax and/or assessment of any kind or nature upon, against or with respect to the rentals payable by Tenant to Landlord or any income of Landlord derived from the leased premises or with respect to Landlord's or the individuals or entities which form the Landlord herein, ownership of the land and building or buildings comprising the leased premises, as a substitution for all or any part of the taxes and assessments levied or assessed against such land and such building or buildings, or in addition thereto, such tax and/or assessment shall be deemed to constitute a tax and/or assessment against such land and such building or buildings for the purpose of this paragraph and Tenant shall be obligated to pay it as provided herein. In addition, should any governmental authority having jurisdiction thereover impose a tax or surcharge of any kind or nature upon, against or with respect to the parking areas or the number of parking spaces comprising the leased premises, such tax or surcharge shall likewise be deemed a constituted tax and/or assessment against such land and such building or buildings for the purpose of this paragraph and Tenant shall be obligated to pay such tax provided herein. Landlord represents that, to the best of its knowledge, no new tax of a nature not presently in effect or new assessments will be imposed on the demised premises. In the event an assessment is imposed as a lump sum, Tenant shall be obligated to pay said assessment based on the number of years left of the lease term or any option term. By way of illustration but not limitation: $1,000.00 assessment, five (5) years left on the lease term ($1,000.00 / 5 = $200.00 per year - $1,000.00/5 = $200.00).

     Section 2.  At the option of Landlord, Tenant shall pay all taxes within
     ---------
ten (10) days of presenting the tax bill, or the taxes shall be paid in monthly installments on or before the first day of each calendar month, in advance, in an amount estimated by Landlord. Upon receipt of all tax bills and assessment bills attributable to any calendar year during the term hereof, Landlord shall furnish Tenant with a written statement of the actual amount of Tenant's share of the premises taxes of such calendar year. In the event the total amount of monthly installments paid by Tenant pursuant to this Article does not equal the sum due from Tenant as shown on such statement, then Tenant shall pay to Landlord the deficiency within ten (10) days after demand therefor by Landlord; or Landlord shall credit such excess to the next installment of rent due from Tenant, as the case may be. A copy of a tax bill or assessment bill submitted by Landlord to Tenant shall at all times be sufficient evidence of the amount of taxes against the property to which such bill relates. Prior to, or at the commencement of the term of this Lease and from time to time thereafter throughout the term hereof, Landlord shall notify Tenant in writing of Landlord's estimate of Tenant's monthly installments due hereunder. Landlord's and Tenant's obligation under this Lease shall survive the expiration of this Lease.

     Section 3.  Notwithstanding anything in this Article to the contrary, all
     ---------
reasonable costs and expenses incurred by Landlord during negotiations for or contests of the amount of taxes shall be included within the term "Taxes". In the event a refund is obtained, Landlord shall credit a portion thereof to the next installment of rent due from Tenant, such portion to be based upon the percentage of the original taxes paid by Tenant from which the refund was derived.

     Section 4.  Tenant, at all times shall be responsible for and shall pay,
     ---------
before delinquent, all taxes levied, assessed or unpaid on any leasehold interest, any right of occupancy, any investment of Tenant in the premises, or any personal property of any kind owned, installed or used by Tenant including Tenant's leasehold improvements or on Tenant's right to occupy the premises.

     Section 5.  Tenant shall, in addition to the foregoing, pay any new tax of
     ---------
a nature not presently in effect but which may hereafter be levied, assessed, or imposed upon the Landlord or the demised premises, if such tax shall be based on or arise out of the ownership, use or operation of the leased premises. For the purpose of computing Tenant's liability for such new type of tax, the leased premises shall be deemed the only property of Landlord.

     Section 6.  Tenant agrees to cooperate with Landlord to obtain a tax
     ---------
abatement for said demised premises.

     Excluded under this Article IV shall be any income tax or inheritance tax of Landlord.


                                   ARTICLE V
                            INSURANCE AND INDEMNITY
                            -----------------------

     Section 1.  Tenant, at its own expense, shall maintain for the mutual
     ---------
benefit of Landlord and Tenant, insurance of the following character:

          A. Comprehensive general liability insurance against claims for bodily injury, personal injury, death or property damage occurring on, at or about the demised premises, such insurance to afford protection for Landlord and such other parties as Landlord shall then designate, of not less than Two Million and no/100 ($2,000,000.00) Dollars, with respect to bodily injury, personal injury or death to any one person, not less than Two Million and no/100 ($2,000,000.00) Dollars, with respect to any one accident or occurrence and not less than One Million and no/100 ($1,000,000.00) Dollars, with respect to property damage. Policies for such insurance shall be for the mutual benefit of Landlord, Tenant and such other parties as Landlord may designate, all of whom shall be deemed as insureds.

          B. Workman's compensation covering all persons employed in connection with any work done on or about the demised premises with respect to which claims for death or bodily injury shall be asserted against Landlord, Tenant or the demised premises.

          C. Rent interruption insurance in amounts equal to Tenant's total rental obligation for twelve (12) full months under this Lease, plus the total of the estimated cost to Tenant of taxes, assessments, insurance premiums and common ares charges.

          D. Fire and extended coverage in the standard fire extended coverage and the special extended coverage endorsements providing all risk insurance in an amount equal to full replacement value of the building and all improvements, using not less than ONE MILLION TWO HUNDRED SEVENTY FIVE THOUSAND ($1,275,000.00) Dollars as the Landlord's current estimate of the replacement value. Said estimate shall be revised at the expiration of the initial term of the insurance policy and shall be revised by the Landlord at each renewal of said policy.

          E. The Tenant shall also be responsible for all glass damage on or within the premises, but is not required to obtain plate glass insurance.

          F. Landlord, along with any desired mortgagee if required, are to be added as insureds, loss payees or additional insureds, as appropriate under the policies.

          Section 2.  All insurance policies required under this Article V shall
          ---------
be issued by companies of recognized financial standing, rated at least A + AAA by Best's Insurance Guide and duly licensed to do business under the laws of the State of Michigan. Every policy which Tenant is obligated to carry under the provisions of this Section shall contain an agreement by the insurer that it will not cancel or materially modify such policy except after twenty (20) days prior written notice to Landlord. Tenant shall deliver to Landlord, upon delivery of its occupancy of the demised premises, certificates of the insurers, evidencing all of the insurance which is required to be maintained by Tenant hereunder, and Tenant shall, within thirty (30) days prior to the expiration of any such insurance deliver other original or duplicate policies or other certificates or binders of the insurers evidencing the renewal or issuance of such insurance. If Tenant fails to effect, maintain or renew any insurance provided for in this Section, or to pay the premium therefor, or to deliver to Landlord any of such policies or certificates, then in any of said events, Landlord, at its option, but without obligation so to do, may upon five (5) days notice to Tenant, procure such insurance. Any sums expended by Landlord to procure such insurance shall be additional rent hereunder and shall be repaid by Tenant within five (5) days following the date on which expenditures shall be made by Landlord.

          Section 3.  Such insurance may be by so-called "blanket" policy
          ---------
coverage, provided, however, that such "blanket" policy coverage allocates a satisfactory amount of insurance to the demised premises, that this amount is not subject to deduction because of co-insurance, and that adjustment in payment of the insurance so allocated will be in the amounts specified in the Lease. Further, said blanket coverage shall not be subject to invalidation as to the demised premises because of any act or omission by the Tenant.

          Section 4.  Except for the negligence of Landlord Tenant covenants to
          ---------
indemnify Landlord, and save it harmless from and against any and all claims, actions, damages, liability and expense, including attorney fees, in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the leased premises or the occupancy or use by Tenant of the leased premises or any part thereof, arising from or out of Tenant's failure to comply with any provisions of this Lease or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, customers or licensees. For the purpose hereof, the leased premises shall include service areas adjoining the same, including the parking areas, and the loading platform areas. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold it harmless and shall pay all reasonable costs, expenses and reasonable attorney fees incurred or paid by Landlord in connection with such litigation. Tenant shall also pay all reasonable costs, expenses and reasonable attorney fees that may be incurred in enforcing the Tenant's covenants and agreements in this Lease.


                                   ARTICLE VI
                              PAYMENT BY LANDLORD
                              -------------------

          If the Tenant shall default in any payment or expenditure other than rent required to be paid or expended by the Tenant under the terms hereof, the Landlord may at its option make such payment or expenditure on behalf of Tenant, in which event the amount thereof shall be payable as rental to the Landlord by the Tenant on the next ensuing rent day, together with interest at thirteen (13%) percent per annum from the date of such payment or expenditure by the Landlord and on default in such payment the Landlord shall have the same remedies as on default in payment of rent.


                                  ARTICLE VII
                                   ASSIGNMENT
                                   ----------

          Section 1.  Tenant agrees not to assign or in any manner transfer this
          ---------
Lease or any estate or interest therein, and not to lease or sublet the leased premises or any part or parts thereof or any right or privilege appurtenant thereto, and not to allow anyone to conduct business at, upon or from the leased premises or to come in, by, through or under it, in all cases either by voluntary or involuntary act of Tenant or by operation of law or otherwise, or a merger with Tenant or to a purchaser of substantially all of the assets of Tenant, without the written consent of Landlord which consent shall not unreasonably be withheld. The sale, issuance or transfer of any voting stock of Tenant or Tenant's Guarantor, if any, which results in a change in the voting control of Tenant, or Tenant's Guarantor, if any, shall be deemed to be an assignment of this Lease within the meaning of this Article. Any such prohibited act by Tenant (or any attempt at same) either voluntarily or involuntarily or by operation of law or otherwise, shall at Landlord's option, terminate this Lease and any such purported act shall be null and void. Notwithstanding the terms of this paragraph to the contrary, in the event of an assignment or subletting by Tenant, Tenant shall not be relieved of any of its obligations under the terms of this Lease. Further, any increase in the rent under Article III of this Lease, due to any assignment under this Article VII, shall be divided fifty-fifty (50-50) between Landlord and Tenant. Payment of Landlord's fifty (50%) percent shall be paid monthly with the rent as called for under Article III.

          Landlord agrees that in the event Tenant contracts with Landlord to build a new building or to lease a new building to it, this Lease will be terminated as of the date that Tenant takes occupancy and pays rent for the new building.


                                  ARTICLE VIII
                                  ALTERATIONS
                                  -----------

          Section 1.  Tenant shall not make or cause to be made any alterations,
          ---------
additions or improvements to the leased premises without the prior written approval of Landlord which shall not be unreasonably withheld or delayed.
Tenant shall present to Landlord plans and specifications for such work at the time approval is sought. Notwithstanding this paragraph to the contrary, Tenant shall have the right to make alterations up to $3,000.00 per year without approval of Landlord.

          Section 2.  All alterations, additions and improvements made by Tenant
          ---------
shall be deemed to have attached to the leasehold and to have become the property of Landlord upon such attachment; upon expiration of this Lease or any renewal term thereof, Tenant shall not remove any of such alterations, additions and improvements, except that Tenant may remove control panels (but not standard building control panels) manufacturing and testing equipment, material handling, storage equipment and office furniture systems and components, whether installed before or during occupancy by Tenant or by Landlord for Tenant and trade fixtures. It is understood that Tenant shall not have this right of removal unless all rents and other charges due hereunder are paid in full and Tenant is not otherwise in default under the terms of this Lease.

          Landlord may designate by written notice to Tenant that alterations, improvements and additions, installed in accordance with this Article VIII, shall be removed by Tenant at the expiration or termination of this Lease, shall promptly remove the same and repair any damages to the leased premises caused by such removal or shall reimburse Landlord for the costs of repairing such damage. Further, Tenant agrees repair any damages to the leased premises caused by removal of any other alterations, additions and improvements. Said reimbursement to Landlord under this Section 2 shall be made by Tenant to Landlord within ten (10) days after receipt of invoice from Landlord.

                                  ARTICLE IX
                                EMINENT DOMAIN
                                --------------

          If the whole or more than fifty (50%) percent of the leased premises shall be taken by any public authority under the power of eminent domain or sold to public authority under threat or in lieu of such a taking, then the term of this Lease shall cease on the part so taken, as of the day possession shall be taken by such public authority, and the rent shall be paid up to that date. Landlord or Tenant may, by written notice to the other, within thirty (30) days from the date possession is taken by public authority, terminate this Lease. In the event that neither Landlord or Tenant terminates this Lease, all of the terms herein provided shall continue in effect, except that as of the date possession is taken by public authority, the rent and other charges payable by Tenant to Landlord shall be reduced in proportion to the floor areas of the leased premises taken and Landlord shall, at its expense, make all necessary repairs or alterations to the basic building, so as to constitute the remaining leased premises a complete architectural unit, and Tenant, at Tenant's sole cost, shall similarly act with respect to Tenant's improvements, trade fixtures, furnishings and equipment. All damages awarded for such taking under the power of eminent domain or sale under threat or in lieu of such taking, whether for the whole or a part of the leased premises, shall belong to and be the property of Landlord, irrespective of whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the leased premises, and Tenant shall have no claim against either Landlord or the condemning authority with respect thereto; provided, however, that Landlord shall not be entitled to any award specifically designated as compensation for, depreciation to, or cost of removal or location of Tenant's stock and fixtures. Tenant shall be entitled to its unamortized costs for improvements.


                                   ARTICLE X
                            MAINTENANCE AND REPAIRS
                            -----------------------

          Section 1.  Landlord shall, at its own expense, make all necessary
          ---------
repairs to the roof, outer walls, structural members or framing, footings and foundation of the premises which repairs are occasioned by structural defects. Tenant shall, at its expense, take care of the remainder of the demised premises both inside and out and keep the same and all parts thereof, by way of illustration, but not limitation, landscaping and parking areas, together with any and all alterations, additions and improvements therein or thereto, in good order and condition, suffering no waste or injury, and shall promptly make all needed repairs and replacements, in and to any building or structure or equipment now or hereafter erected upon the demised premises, including vaults, sidewalks, water, sewer and gas connections, pipes and mains, and all other fixtures, machinery and equipment now or hereafter belonging to or connected with said premises or used in their operation. Landlord shall assign to Tenant the benefit of all warranties on any said items purchased by Landlord as part of the premise construction under Exhibit "C", including labor, workmanship and/or materials. Landlord shall negotiate in good faith the most advantageous warranties and for the right to assign them. Notwithstanding the foregoing, Landlord shall, at Tenant's option, process such claims on Tenant's behalf. All such repairs and replacements shall be of good workmanlike quality and new material sufficient for the proper maintenance and operation of the demised premises. The Tenant shall not allow the accumulation of waste or refuse matter, not permit anything to be done upon the demised premises which would invalidate or prevent the procurement of any insurance policies which may at any time be required pursuant to the provisions of Article V hereof. The Tenant shall not obstruct or permit the obstruction of the street or sidewalk and shall keep the sidewalk and curb adjoining the demised premises clean and free of snow and ice.

          Section 2.  The Tenant shall at its own expense under penalty of
          ---------
forfeiture and damages promptly comply with all lawful laws, orders, regulations or ordinances of all municipal, County and State authorities affecting the premises hereby leased and the cleanliness, safety, occupation and use of same, provided, however, that Landlord shall be solely responsible for rectifying breaches or violations arising out of its construction of the premises including the improvements constructed or to be constructed by Landlord prior to August 1, 1989.

          Section 3.  The Landlord shall have the right to enter upon the leased
          ---------
premises at all reasonably hours or at least one (1) days notice for the purpose of inspecting the same. If the Landlord reasonably deems any repairs necessary, he may demand that the Tenant make the same and if the Tenant refuses or neglects forthwith to commence such repairs and complete the same with reasonable dispatch, the Landlord may make or cause to be made such repairs and shall not be responsible to the Tenant for any loss or damage that may accrue to its stock or business by reason thereof, and if the Landlord makes or causes to be made such repairs, the Tenant agrees that it will within twenty (20) days pay to the Landlord the cost thereof within ten (10) days after receipt by Tenant of invoice from Landlord, with interest at thirteen (13%) percent per annum, and if it shall make default in such payment, the Landlord shall have the remedies provided in Paragraph 6 hereof.

          Section 4.  The Landlord reserves the right of free access at all
          ---------
times to the roof of said leased premises. The Tenant shall not erect any structures for storage or any aerial, or use the roof for any purpose without the consent in writing of the Landlord, which consent shall not be unreasonably withheld with respect to aerials, provided, however, that Tenant shall submit a detailed plan to Landlord specifically identifying the type of aerial and nature of work to be done by Tenant. Tenant shall be responsible for any damage, repair or replacement caused by construction of any aerial under this Section. In the event that Tenant does not repair or replace said damage in a timely manner, Landlord shall have the right to do so and Tenant agrees to pay Tenant the costs and expenses for same to Landlord within ten (10) days after receipt of invoice from Landlord.

          Landlord agrees to be responsible for repairs and replacement to the roof for the first four (4) years of this Lease. Tenant, beginning with the fifth (5th) year, agrees to pay a pro-rata share of the roof repairs and replacement based on a fifteen (15) year life of the roof.


                                   ARTICLE XI
                              RIGHT TO ERECT SIGNS
                              --------------------

          Tenant is hereby granted the right to erect signs on the exterior of the building which shall be constructed in conformity with all requirements of local law and shall be subject to the prior written approval of Landlord, which approval will not be unreasonably withheld. Tenant agrees to hold Landlord harmless form any liability arising out of or in connection with the erection or maintenance of such signs.

          Landlord covenants that it will not and will not allow any other Tenant to erect signs on the face or sides of the building in which the demised premises are located.


                                  ARTICLE XII
                   LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT
                   -----------------------------------------

          Landlord may, without notice, if in the opinion of Landlord an emergency exists, perform any covenant or condition of this Lease for the Tenant's account and at the Tenant's expense, in the event that the Tenant shall default in the performance of any such covenant or condition. Tenant shall reimburse Landlord for all reasonable costs and expenses of Landlord, including reasonable attorney fees, thereby incurred within ten (10) days after receipt by Tenant from Landlord of a statement setting forth the amount of such costs and expenses. The failure by Tenant to so reimburse Landlord within such ten (10) day period shall constitute a default by Tenant under this Lease and shall carry with it the same consequences as failure to pay any installment of rental. Landlord's rights and remedies pursuant to this Article shall be an addition to any and all other rights and remedies provided under this Lease or at law and shall survive the termination of this Lease.


                                  ARTICLE XIII
                                    DEFAULT
                                    -------

          Section 1.  If any one or more of the following events (herein
          ---------
sometimes called "events of default") shall happen:

          A. If default shall be made in the due and punctual payment of any rent, or in the payment of any other sums of money required to be paid by Tenant under this Lease or any part thereof, when and as the same shall become due and payable, and such default shall continue for a period of seven (7) days after written notice from Landlord to Tenant specifying the items in default; or

          B. In the event Tenant shall be in default in the performance of any other covenants, terms, conditions, provisions, rules and regulations of this Lease excepting those items listed in the above Section (A) and if such default is not cured within twenty (20) days after written notice thereof given by the Landlord, excepting such defaults that cannot be cured completely within such twenty (20) day period, provided that the Tenant shall within such twenty (20) day period, promptly commence and proceed with reasonable diligence and in good faith to remedy such default;

then and in any such event Landlord at any time thereafter may give written notice to Tenant specifying such event of default or events of default and stating that this Lease and the term hereby demised shall expire and terminate on the date specified in such notice, unless remedied pursuant to A and B hereinabove, which shall be at least seven (7) days after the giving of such notice, and upon the date specified in such notice this Lease and the term hereby demised and all rights of Tenant under this Lease, including any renewal privileges, whether or not exercised, shall expire and terminate, unless said event or events of default have been remedied pursuant to A and B hereinabove.

          Section 2.  Upon any such expiration or termination of this Lease,
          ---------
Tenant shall quit and peacefully surrender the demised premises to Landlord, and Landlord, upon or at any such expiration or termination, may without further notice, enter upon and re-enter the demised premises and possess and repossess itself thereof, by summary proceedings, ejectment, and may dispossess Tenant and remove Tenant and all other persons and property from the demised premises and may have, hold and enjoy the demised premises and the right to receive all rental of and from the same. In the event that the Landlord shall, during the period covered by this Lease, obtain possession of said premises by re-entry, summary proceedings, or otherwise, the Tenant hereby agrees to pay the Landlord the reasonable expense incurred in obtaining possession of said premises and also all reasonable expenses and commissions which may be paid in and about the letting of the same.

          Section 3.  If this Lease shall terminate pursuant to this Article, or
          ---------
by summary proceedings or otherwise, or if the demised premises or any part thereof shall be abandoned by Tenant, or shall become vacant during the term hereof, Landlord may in its own name, but as agent for Tenant if this lease not be terminated, or if this lease be terminated, in its own behalf, relet the demised premises or any part thereof, or said premises, with additional premises for such term or terms, (which may be greater or less than the period which would otherwise have constituted the balance of the term of the Lease) and on such conditions (which may include concessions or free rent and alterations of the demised premises) as Landlord, in its reasonable discretion based on market condition and the advice of commercial experienced broker, may determine and may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the demised premises or any part thereof, or of any failure to collect any rent due upon such reletting, provided, however, that Tenant shall not be liable for the remaining rent under this Lease or for any damages unless either (i) Landlord takes reasonable steps to mitigate its damages or (ii) Landlord does not unreasonably withhold its consent to any proposed assignment or sublease so as to enable Tenant mitigate its damages.

          Section 4.  No such expiration or termination of this Lease, or
          ---------
summary proceedings, abandonment or vacancy shall relieve Tenant of its liability and obligation under this Lease, whether or not the demised premises shall be relet, provided, however, that Tenant shall not be liable for the remaining rent under this Lease or for any damages unless either (i) Landlord takes reasonable steps to mitigate its damages or (ii) Landlord does not unreasonably withhold its consent to any proposed assignment or sublease so as to enable Tenant mitigate its damages. In any such event Tenant shall pay Landlord the rent and all other charges required to be paid by Tenant up to the time of such event. Thereafter:

          A. 1. Tenant, until the end of the term of this Lease, or what would have been such term in the absence of any such event, shall be liable to Landlord as damages for Tenant's default, the equivalent of the amount of the rent and other charges which would be payable under this Lease by Tenant if this Lease were still in effect, less the net proceeds of any reletting effected pursuant to the provisions above, after deducting all Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage and management commissions, operating expenses, legal expenses, reasonable attorneys' fees, alteration costs, and expenses of preparation for such reletting.

          2. Tenant shall pay such current damages (herein called "deficiency") to Landlord monthly on the days on which the net rent would have been payable under this Lease if this Lease were still in effect, and Landlord shall be entitled to recover from Tenant each monthly deficiency as the same shall arise.

          3. At any time after the expiration or termination of this Lease pursuant to this Article, in lieu of collecting any further monthly deficiencies as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, as damages, in addition to the damages provided for in Section 8, damages computed in the manner set forth in this Section B, minus any such monthly deficiencies previously recovered from Tenant.

          B. 1. In the case of any breach of this Lease mentioned in Sections 6 and 7, Landlord shall immediately and ipso facto, without notice or other action by Landlord, become entitled to recover from Tenant, as damages for such breach, in addition to any damages becoming due under Sections 6 and 7, an amount equal to the difference between the rent and other charges reserved in this Lease from the date of such breach to the date of the expiration of the original term demised and the then fair and reasonable rental value of the premises for the same period. Said damages shall become due and payable to Landlord immediately upon such breach of this Lease and without regard to whether this Lease be terminated or not, and if this Lease be terminated without regard to the manner in which it is terminated. In the computation of such damages, the difference between any installment of rent thereafter becoming due and the fair and reasonable rental value of the premises for the period for which such installment was payable shall be discounted to the date of such breach at the rate of not more than six (6%) percent per annum.

          2. If and so long as the term of this Lease shall continue, the rent reserved herein for the unexpired term of the Lease after a breach mentioned in Sections 6 and 7, shall be reduced by the amount of such liquidated damages together with interest thereon at an implied rate of six (6%) percent per annum as may be paid to Landlord, such reduction being applied proportionately to each installment of rent thereafter becoming due. During the continuance of the Lease after such a breach and until such damages are paid to Landlord, the whole amount of each installment of rent herein reserved shall be due and payable at the time herein specified and if, by reason of the subsequent payment of liquidated damages, and the resulting reduction in rental, Landlord shall have received a sum in excess of all installments, as so reduced, becoming due after the breach and before the collection of such damages, such excess shall be refunded upon the receipt of such liquidated damages.

          Section 5.  If the demised premises or any part thereof be relet by
          ---------
Landlord for the unexpired term of this Lease or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be considered as part of the evidence of the fair and reasonable rental value for the part or the whole of the premises so relet during the term of the reletting. Nothing herein contained shall limit or prejudice the right of Landlord to obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when and governing the proceeding in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

          Section 6.  If this Lease be terminated by summary proceedings or
          ---------
otherwise, or if the premises are abandoned or become vacant, and whether or not the premises be relet, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, in addition to any damages becoming due under this Article, the following: an amount equal to all reasonable expenses, if any, including reasonable counsel fees, incurred by Landlord in recovering possession of the demised premises, and all reasonable costs and charges for the care of said premises while vacant, which damages shall be due and payable by Tenant to Landlord at such time as such expenses are incurred by Landlord.

          Section 7.  If this Lease be terminated in any manner whatsoever, or
          ---------
if there be any breach of this Lease specified in Sections 6 and 7, then and in either of such events, Tenant covenants and agrees, any other covenant in this Lease notwithstanding:

          A. That the premises shall be in the same condition as that in which Tenant has agreed to surrender them to Landlord at the expiration of the term hereof.

          B. That Tenant, on or before the occurrence of any such event shall perform any covenant contained in this Lease for the making of any improvement, alteration or betterment to the premises, or for restoring or rebuilding any part thereof; and

          C. That, for the breach of any covenant above stated in this Section 7, Landlord shall be entitled to recover and Tenant shall pay, ipso facto, without notice or other action by Landlord, the then cost of performing such covenant, less interest thereon at the rate of six (6%) percent per annum for the period between the occurrence of any such event and the time when any such work or act, the cost of which is computed, should have been performed under the other provisions of this Lease had such event not occurred.

          Section 8.  No failure by Landlord to insist upon the strict
          ---------
performance of any agreement, term, covenant, or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant and no breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. No covenant or term hereunder shall be deemed "uncurable" provided it is cured in accordance with the terms of this Article XIII.

          Section 9.  In the event of any breach by Tenant of any of the
          ---------
agreements, terms, covenants or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings and other remedies were not provided for in this Lease.

          Section 10.  Each right and remedy provided for in this Lease shall be
          ----------
cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord or Tenant of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the party in question of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.


                                  ARTICLE XIV
                            BANKRUPTCY OR INSOLVENCY
                            ------------------------

          Section 1.  Tenant's interest not transferable.  Neither Tenant's
          ---------
interest in this Lease, nor any estate hereby created in Tenant nor any interest herein or therein, shall pass to any trustee or receiver or assignee for the benefit of creditors or otherwise by operation of law except as may specifically be provided pursuant to the Bankruptcy Code.

          Section 2.  Termination.  In the event the interest or estate created
          ---------
in Tenant hereby shall be taken in execution or by other process of law, or if Tenant's Guarantor, if any, or his executors, administrators, or assigns, if any, shall be adjudicated insolvent or bankrupt pursuant to the provisions of any State Act or the Bankruptcy Code or if Tenant is adjudicated insolvent by a Court of competent jurisdiction other than the United States Bankruptcy Court, or if a receiver or trustee of the property of Tenant or Tenant's Guarantor, if any shall be appointed by reason of the insolvency or inability of Tenant or Tenant's Guarantor, if any, to pay its debts, or if any assignment shall be made of the property of Tenant or Tenant's Guarantor, if any, for the benefit of creditors, then and in any such events, this Lease and all rights of Tenant hereunder shall automatically cease and terminate with the same force and effect as though the date of such event were the date originally set forth herein and fixed for the expiration of the term, and Tenant shall vacate and surrender the leased premises but shall remain liable as herein provided.

          Section 3.  Tenant's obligation to avoid Creditors' proceedings.
          ---------
Tenant or Tenant's Guarantor shall not cause or give cause for the appointment of a trustee or receiver of the assets of Tenant or Tenant's Guarantor, if any, and shall not make any assignment for the benefit of creditors or become or be adjudicated insolvent. The allowance of any petition under any insolvency law except under the Bankruptcy Code or the appointment of a trustee or receiver of Tenant or Tenant's Guarantor, if any, or of the assets of either of them, shall be conclusive evidence that Tenant caused, or gave cause therefor, unless such allowance of the petition or the appointment of a trustee or receiver, is vacated within thirty (30) days after such allowance or appointment. Any act described in this paragraph shall be deemed a material breach of Tenant's obligations hereunder, and this Lease shall thereupon automatically terminate. Landlord does in addition, reserve any and all other remedies provided in this Lease or in law.

          Section 4.  Rights and obligations under the Bankruptcy Code:
          ---------

          A. Upon the filing of a petition by or against Tenant under the Bankruptcy Code, Tenant, as debtor and as debtor in possession, and any trustee who may be appointed agree as follows:

               1. To perform each and every obligation of Tenant under this Lease including, but not limited to, the manner of "operations" as provided in this Lease until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court.

               2. To pay monthly in advance on the first day of each month as reasonable compensation for use and occupancy of the leased premises an amount equal to all rent and other charges otherwise due pursuant to this Lease.

               3. To reject or assume this Lease within sixty (60) days of the filing of such petition under Chapter 7 of the Bankruptcy Code or within one hundred twenty (120) days of the filing of a petition under any other Chapter.

               4. To give Landlord the notice required by law of any proceeding relating to any assumption of this Lease.

               5. To give the notice required by law of any abandonment of the leased premises; any such abandonment to be deemed a rejection of this Lease.

               6. To do all other things of benefit to Landlord otherwise required under the Bankruptcy Code, unless such things are not required except upon request of Landlord following such petition, in which event Landlord must first request them.

          B. No default of this Lease by Tenant, either prior to or subsequent to the filing of such a petition, shall be deemed to have been waived unless expressly done so in writing by Landlord.

          C. Included within and in addition to any other conditions or obligations imposed upon Tenant or its successor in the event of assumption and/or assignment are the following:

               1. The cure of any monetary defaults and the reimbursement of pecuniary loss within not more than thirty (30) days of assumption and/or assignment;

               2. The use of the leased premises as set forth in this Lease.

               3. If required by the Bankruptcy Code, the prior written consent of any mortgagee to which this Lease has been assigned as collateral security.


                                   ARTICLE XV
                               RIGHT TO MORTGAGE
                               -----------------


                                  ARTICLE XVI
                                 NON-LIABILITY
                                 -------------

          Section 1.  As a consideration for making of this Lease, the Landlord
          ---------
shall not be liable for any failure of public or private utility services to the premises, nor for injury or damage which may be sustained to person or property by the Tenant or any other person caused by or resulting from steam, electricity, gas, water, rain, ice, or snow which may leak or flow from or into any part of said building or from the breakage, leakage, obstruction or other defect of the pipes, wiring, appliances, plumbing or lighting fixtures of the same, the condition of said premises or any part thereof, or through the elevator, if any, or from the street or subsurface, or from any other source or cause whatsoever, nor for interference with light or other incorporeal hereditaments, provided such interference is caused by anybody other than the Landlord, or caused by operations by or for the City in construction of any public or quasi-public work, neither shall the Landlord be liable for any defect in the building, latent or otherwise, except as otherwise provided herein.

          Section 2.  The Tenant further acknowledges that it has examined the
          ---------
said leased premises prior to the making of this lease, and knows the condition thereof, and that no representations as to the condition or state of repairs thereof have been made by the Landlord or its agent, which are not herein expressed, and the Tenant hereby accepts the leased premises in their present condition at the date of the execution of this Lease, subject to construction to be done by Landlord under Article II, Exhibit "C", Work Letter Punch List.

          Section 3.  The Landlord shall not be responsible or liable to the
          ---------
Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the premises hereby leased or any part of the building of which the leased premises are a part or for any loss or damage resulting to the Tenant or his property from bursting, stoppage or leaking of water, gas, sewer or steam pipes.


                                  ARTICLE XVII
                               USE AND OCCUPANCY
                               -----------------

          It is understood and agreed between the parties hereto that said premises during the continuance of this Lease shall be used and occupied for office, warehouse, distribution, customer demonstration, product and process development and assembly of electrical and/or mechanical equipment and for no other purpose or purposes without the written consent of the Landlord, and that the Tenant will not use the premises for any purpose in violation of any law, municipal ordinance or regulation and that on any breach of this agreement, the Landlord may at its option terminate this Lease forthwith and re-enter and repossess the leased premises by any summary proceeding.


                                 ARTICLE XVIII
                             DAMAGE AND DESTRUCTION
                             ----------------------
          Section 1.  If the building is damaged by fire or any other cause, the
          ---------
following provisions of this Article shall apply:

          A. If the damage is to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceed thirty (30%) percent of the replacement value of the building (exclusive of foundations) in its condition just prior to the occurrence of the damage, Landlord may, not later than the sixtieth (60th) day following the damage, give Tenant a written notice stating that it elects to terminate this Lease. If such notice shall be given:

               1. This Lease shall terminate on the thirtieth (30th) day after the giving of said notice.

               2. Tenant shall surrender possession of the premises within a reasonable time thereafter.

               3. The rent and additional rent shall be apportioned as of the date of such surrender and any rent paid for any period beyond said date shall be repaid to Tenant.

          B. If the cost of restoration, as reasonably estimated by Landlord, shall amount to less than thirty (30%) percent of said replacement value of the building, or if despite the cost Landlord does not elect to terminate this Lease, Landlord shall restore the building and the premises with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of insurance adjustments by Landlord, and Tenant shall not have the right to terminate this Lease. Notwithstanding this paragraph B. to the contrary, Tenant shall have the right to terminate this Lease if repairs are not completed by Landlord within six (6) months after said damage or destruction under this Article XVIII.

          Landlord need not restore fixtures, improvements or other property of Tenant.

          Section 2.  In any case in which the use of the premises is affected
          ---------
by any damage to the building, there shall be either an abatement or an equitable reduction in rent depending on the period for which the extent to which the premises are not reasonably usable for the purposes for which they are leased hereunder, but this provision shall not relieve any insurance company of the obligation to pay such rent. The words "restoration" and "restore" as used in this Article shall include repairs. If the damage results from the fault of Tenant, or Tenant's agents, servants, visitors or licensees, Tenant shall not be entitled to any abatement or reduction of rent, except to the extent, if any, that Landlord receives the proceeds of rent insurance in lieu of such rent.

          Section 3.  In the event of any loss or damage to the building, the
          ---------
premises and/or any contents, each party shall look first to any insurance in its favor before making any claim against the other party; and to the extent possible without additional cost, each party shall obtain, for each policy of such insurance, provisions permitting waiver of any claim against the other party for loss or damage within the scope of insurance, and each party, to such extent permitted, for itself and its insurers waives all such insured claims against the other party (its agents, employees and guests).


                                  ARTICLE XIX
                                    NOTICES
                                    -------
          All notices required herein shall be given in writing by certified or registered mail, return receipt requested, if addressed to Landlord, at the place where the rent reserved herein is payable and if addressed to Tenant as follows:

               Rofin Sinar Inc.
               3333 North First Street
               San Jose, CA 95134-1995

or mailed to such other addresses as the parties respectively may designate by notice given in like manner.

                                   ARTICLE XX
                          HEADINGS AND SECTION NUMBERS
                          ----------------------------

          The headings, section numbers and article numbers appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, or construe, or describe the scope of intent of such sections or articles of this Lease nor in any way affect this Lease.


                                  ARTICLE XXI
                                   UTILITIES
                                   ---------

          The Tenant shall pay, as and when the same shall become due and payable, all water and sewer rents, rates, charges, assessments and other utilities supplied the leased property.


                                  ARTICLE XXII
                                ADDITIONAL RULES
                                ----------------

          The Landlord may, from time to time, make such reasonable rules and regulations as in the Landlord's judgment may be necessary or advisable for the safety, care and cleanliness of the premises, the cleanliness of the building in which the same are located, the common areas and other tenants occupying said adjoining buildings and for the preservation of good order in said building and adjoining buildings and the use and occupancy of the demised premises shall be conditioned upon observance of the compliance with such rules and regulations. The violation of any such rules shall entitle Landlord to damages only and shall not result in termination or forfeiture of this Lease, provided, however, said violation of such rules does not result in material damage or reduction in the valuation of the building and demised premises.


                                 ARTICLE XXIII
                              ADDITIONAL DOCUMENTS
                              --------------------

          The parties hereto, upon request, agree to execute any additional documents reasonably required to carry out the intent and provisions of this Lease.

                                 ARTICLE XXIV
                                 LIGHT AND AIR
                                 -------------

          If at any time any windows of the demised premises are temporarily closed, darkened or bricked-up for any reason whatsoever including, but not limited to, Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of rent, nor shall the same release Tenant from its obligations hereunder nor constitute an eviction.


                                  ARTICLE XXV
                        WAIVER OF RIGHTS AND REDEMPTION
                        -------------------------------




                                  ARTICLE XXVI
                                     WAIVER
                                     ------
          The failure of the Landlord to insist, in any one or more instances upon a strict performance of any of the covenants of this Lease, or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord.


                                 ARTICLE XXVII
                                 NO PARTNERSHIP
                                 --------------

          Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties herein, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

                                 ARTICLE XXVIII
                               PARTIAL INVALIDITY
                               ------------------

          If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by Law.


                                  ARTICLE XXIX
                                     LIENS
                                     -----

          The Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien, mortgage or other encumbrance upon the estate of the Landlord or of any interest of the Landlord in the demised premises, or upon or in the building or buildings or improvements thereon or hereafter erected or placed hereon, it being agreed that should the Tenant cause any improvements, alterations or repairs to be made to the demised premises, or material furnished or labor performed therein, or thereon, neither the Landlord nor the demised premises nor any improvements shall under any circumstances be liable for the payment of any expenses incurred or for the value of any work done or material furnished to the demised premises or any part thereof; but all such improvements, alterations, repairs, materials and labor shall be done at the Tenant's expense and the Tenant shall be solely and wholly responsible to contractors, laborers and materialmen, furnishing labor and material to said premises and building or buildings and improvements or any part thereof and all such laborers, materialmen and contractors are hereby charged with notice that they must look solely and wholly to the Tenant and the Tenant's interest in the premises, to secure the payment of any bills for work done and materials furnished.

          In the event a mechanic's lien shall be filed against the demised premises or Tenant's interest therein as the result of the work undertaken by Tenant to ready the demised premises for the opening of Tenant's business or as a result of any repairs or alterations made by Tenant, Tenant shall, within ten
(10) days after receiving notice of such lien, discharge such lien either by payment of the indebtedness due the mechanic's lien claimant or by filing a bond (as provided by statute) as security therefor. In the event Tenant shall fail to discharge such lien, Landlord shall, among its remedies, have the right to procure such discharge by filing such bond and Tenant shall pay the cost of such bond to Landlord as additional rent upon the first day that rent shall be due thereafter.

                                  ARTICLE XXX
                                ENTIRE AGREEMENT
                                ----------------

          This Lease and the Exhibits, Riders and/or Addenda, if any, attached and signed by the parties, set forth the entire agreement between the parties. Any prior conversations or writings are merged herein and extinguished. No subsequent amendment to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed. If any provisions contained in a Rider or addenda is inconsistent with a provision of this Lease, the provisions contained in said rider or addenda shall supersede the Lease provision.


                                  ARTICLE XXXI
                       INTERPRETATION AND USE OF PRONOUNS
                       ----------------------------------

          Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties herein, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant. Wherever herein the singular number is used, the same shall include the plural, the masculine gender shall include the feminine and neuter genders and the neuter gender shall include the feminine and masculine genders.


                                 ARTICLE XXXII
                              COMPLIANCE WITH LAWS
                              --------------------

          Tenant covenants and warrants that during the term of this Lease or any extension thereof, Tenant, at its expense and under penalty of forfeiture and damages, has complied and will continue to comply with all statutes, ordinances, rules, order, regulations and/or requirements of all county, municipal, state, federal and other applicable governmental authorities now in force or which may hereinafter be in force as pertains to the conduct of Tenant's business. Tenant agrees to indemnify, save and hold Landlord harmless from any fines or penalties assessed against the demised premises for a violation of any statutes, ordinances, rules, orders, regulations and/or requirements of all county, municipal, state, federal and other governmental authorities as a result of Tenant's improper, unusual or unlawful manner of using the demised premises for the conduct of Tenant's business.

                                 ARTICLE XXXIII
                        CONSTRUCTION AND INTERPRETATION
                        -------------------------------

          This Lease shall be construed and interpreted in accordance with the laws of the State of Michigan.


                                 ARTICLE XXXIV
                           RENT TO BE NET TO LANDLORD
                           --------------------------

          It is the intention of the parties that the rent payable hereunder shall be net to Landlord, so that this Lease shall yield to Landlord the net annual rent specified herein during the term of this Lease, and that all costs, expenses and obligations of every kind or nature whatsoever relating to the demised premises including, but not limited to all charges made against the leased premises for gas, water, heat and electricity during the continuance of this lease shall be paid as the same shall become due by Tenant except for those costs, expenses and obligations specifically designated as those of Landlord. Notwithstanding the terms of this Article XXXIV to the contrary, any additional costs or expenses which Tenant is not obligated to pay as normal costs and expenses under the terms of this Lease, shall be prorated over the balance of the Lease term or any option term. By way of illustration but not limitation:
$1,000.00 assessment, five (5) years left on the Lease term ($1,000.00 / 5 = $200.00 per year - $1,000.00/5 = $200.00).


                                  ARTICLE XXXV
                                     DELAYS
                                     ------

          Section 1.  In the event that either party hereto shall be delayed or
          ---------
hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The party entitled to such extension hereunder shall give written notice as soon as possible to the other party hereto of its claim of right to such extension and the reason(s) therefor. The provisions of this Paragraph shall not operate to excuse Tenant from prompt payment of rent, or any other payments required by the terms of this Lease.

          Section 2.  It is understood that if the Tenant shall be unable to
          ---------
enter into and occupy the premises hereby leased at the time above provided, by reason of the said premises not being ready for occupancy, or by reason of the holding over of any previous occupant of said premises, or as a result of any cause or reason beyond the direct control of the Landlord, the Landlord shall not be liable in damages to the Tenant therefor, but during the period the Tenant shall be unable to occupy said premises as hereinbefore provided, the rental therefor shall be abated and the Landlord is to be the sole judge as to when the premises are ready for occupancy.


                                 ARTICLE XXXVI
                        INTEREST ON PAST DUE OBLIGATIONS
                        --------------------------------

          Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at thirteen (13%) percent per annum from the date due until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease.


                                 ARTICLE XXXVII
                             LIABILITY OF LANDLORD
                             ---------------------

          If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed, and if as a consequence of such default Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the demised premises and out of rents or other income from such property receivable by Landlord, or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the demised premises. Neither Landlord nor any of the partners comprising the partnership which is the Landlord herein shall be liable for any deficiency. Notwithstanding the terms of this Article XXXVII to the contrary, Tenant may offset against rent and other charges hereunder, under this Article for any deficiency not satisfied by the equity in the property after final judgment is obtained by Tenant after all appeals have been exhausted by either Landlord or Tenant.


                                ARTICLE XXXVIII
                                   RE-RENTING
                                   ----------

          The Tenant hereby agrees that for a period commencing ninety (90) days prior to the termination of this Lease, the Landlord may show the premises to prospective Tenants.

                                 ARTICLE XXXIX
                                QUIET ENJOYMENT
                                ---------------

          The Landlord covenants that the said Tenant, on payment of all the aforesaid installments and performing all the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid.


                                   ARTICLE XL
                                  HOLDING OVER
                                  ------------

          Any holding over after the expiration of the term hereof with the consent of Landlord, shall be construed to be a tenancy from month-to-month at one hundred twenty five (125%) percent of the last month's rental together with an amount estimated by Landlord for the monthly additional charges payable pursuant to this Lease, and shall otherwise be on the same terms and conditions as herein specified so far as applicable. Any holding over without Landlord's consent shall entitle Landlord to re-enter the leased premises pursuant to
Article XIII, Section 2 of this Lease.


                                  ARTICLE XLI
                                   SUCCESSORS
                                   ----------

          All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors and assigns of the said parties; and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee is permitted by or has been approved by the Landlord in writing as provided in Article VII.


                                  ARTICLE XLII
                       FURNISHING OF FINANCIAL STATEMENTS
                       ----------------------------------

          Upon Landlord's written request, Tenant shall promptly furnish Landlord, from time to time, with financial statements reflecting Tenant's current financial condition, and written evidence of ownership of controlling stock interest if Tenant is a corporation. Notwithstanding the terms of this
Article XLII to the contrary, Tenant shall not be required to provide financial statements more than annually.

                                 ARTICLE XLIII
                            ACCORD AND SATISFACTION
                            -----------------------

          Payment by Tenant or receipt by Landlord of a lesser amount than the rent or other charges herein stipulated shall be deemed to be on account of the earliest due stipulated rent or other charges, and no endorsement or statement on any check or any letter accompanying any check payment as rent or other charges shall be deemed an accord and satisfaction and Landlord shall accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other charges or pursue any other remedy in this Lease to the Tenant.


                                  ARTICLE XLIV
                         EXECUTION OF LEASE; NO OPTION
                         -----------------------------

          The submission of this Lease to Tenant shall be for examination purposes only, and does not and shall not constitute a reservation of or option for Tenant to lease, or otherwise create any interest by Tenant in, the leased premises. Execution of this Lease by Tenant and returned to Landlord shall not be binding upon Landlord, notwithstanding any time interval, until Landlord has in fact executed and delivered this Lease to the Tenant.


                                  ARTICLE XLV
                                   RECORDING
                                   ---------

          Landlord agrees to prepare a Memorandum of Lease, submit for approval to Tenant and upon Tenant's approval, record same on Tenant's behalf.


                                  ARTICLE XLVI
                            WAIVER OF COUNTERCLAIMS
                            -----------------------

          In the event Landlord commences any proceedings for nonpayment of rent or as a result of the holding over of Tenant after the expiration of the term of this Lease, Tenant will not interpose any counter-claim of whatsoever nature or description in any such proceedings, which shall not be construed as a waiver of Tenant's right to assert such claims in any separate action or actions brought by Tenant.

                                 ARTICLE XLVII
                               ESTOPPEL STATEMENT
                               ------------------

          Tenant agrees within ten (10) days after request therefor by Landlord, to execute in recordable form and deliver to Landlord a statement, in writing, certifying (a) that this Lease is in full force and effect; (b) date of commencement of the term of this Lease; (c) that rent is paid currently without any off-set or defense thereto; (d) the amount of rent, if any, paid in advance;
(e) whether this Lease has been modified and, if so, identifying the modifications; and (f) that there are no uncured defaults by Landlord or stating those claimed by Tenant, provided that, in fact, such facts are accurate and ascertainable.


                                 ARTICLE XLVIII
                                   ATTORNMENT
                                   ----------

          In the event any proceedings are brought for the foreclosure of, or in the event of a conveyance by deed in lieu of foreclosure of, or in the event of exercise of the power of sale under any mortgage and/or deed of trust made by Landlord covering the leased premises, or in the event Landlord sells, conveys or otherwise transfers its interest in the demised premises or any portion thereof containing the demised premises, this Lease shall remain in full force and effect and Tenant hereby attorns to and covenants and agrees to execute an instrument in writing reasonably satisfactory to the new owner whereby Tenant attorns to, such successor in interest and recognizes such successor as the Landlord under this Lease, provided, however, that Tenant is not in default under the terms of this Lease, and any mortgagee or financial institution agrees to recognize Tenant's Lease. Payment by or performance of this Lease by any person, firm or corporation claiming an interest in this Lease or the leased premises by, through or under the Tenant without Landlord's consent in writing shall not constitute an attornment or create any interest in this Lease or the leased premises.


                                 ARTICLE XLIX
                                 SUBORDINATION
                                 -------------

          Tenant agrees that this Lease shall, at the request of the Landlord, be subordinate to any first mortgage on deeds of trust that may hereafter be placed upon said premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof, provided the mortgagee or trustee named in said mortgages or trust deeds shall agree to recognize the Lease of said Tenant in the event of foreclosure if Tenant is not in default. Tenant also agrees that any mortgagee or trustee may elect to have this Lease a prior lien to its mortgage or deed of trust, and in the event of such election and upon notification by such mortgagee or trustee to Tenant to that effect, this Lease shall be deemed prior in lien to the said mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of said mortgage or deed of trust. Tenant agrees upon request of Landlord, any mortgagee or any trustee, it shall execute whatever instruments may be required to carry out the intent of this Article.


                                   ARTICLE L
                                   REMEDIES
                                   --------

          Failure of the Tenant to execute any of the above instruments within forty five (45) days upon written request so to do by Landlord shall constitute a breach of this Lease and the Landlord may, at its option, cancel this Lease and terminate the Tenant's interest therein. Further, Tenant hereby irrevocably appoints Landlord as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of the Tenant any such instruments, provided, however, that Landlord may only exercise its appointment as attorney-in-fact under this Article in the event of sale or financing of the above building and demised premises and only for an estoppel and/or subordination document. Further, provided that the terms of this Lease are not materially changed.

          Notwithstanding the terms of this Article to the contrary, Landlord will not exercise its power of attorney under this Article until the forty-five
(45) days has elapsed.


                                   ARTICLE LI
                               EXECUTION OF LEASE
                               ------------------

          If either party hereto is a partnership, limited partnership, corporation or other joint venture or association, the individual(s) executing this Lease on behalf of such entity warrant and represent that such entity is validly organized and existing and authorized to do business under the laws of the State of Michigan, that the form of entity is as set forth in the introductory paragraph of this Lease and the acknowledgments at the end of this Lease, that the entity has full power and lawful authority to enter into this Lease in the manner and form herein set forth, and that the execution of this Lease by such individual(s) is proper and sufficient to legally bind such entity in accordance with the terms and conditions hereof. If Tenant consists of more than one person or entity, then the obligations imposed on Tenant shall be joint and several. Tenant agrees that at the time of execution of this Lease that it will provide Landlord with a Certificate of Good Standing and a resolution of its Board of Directors authorizing execution of this Lease and the party who is executing on behalf of the Tenant.

                                  ARTICLE LII
                                LANDLORD'S LIEN
                                ---------------




                                  ARTICLE LIII
                            PLANS AND SPECIFICATIONS
                            ------------------------

          The completion of the facility shall be done in accordance with the attached specification sheet marked as Exhibit "B" and building plans marked as Exhibit "A" attached hereto and made a part hereof.


                                  ARTICLE LIV
                                  WARRANTIES
                                  ----------

          Landlord hereby extends to Tenant on the entire facility from date of occupancy by Tenant a one (1) year building warranty on the entire facility and furthermore, Landlord shall extend any and all warranties given to Landlord by the manufacturers.


                                  ARTICLE LV
                         LARGER FACILITY REQUIREMENTS
                         ----------------------------

          It is understood and agreed that if Tenant requires a larger facility during the term of this Lease and Landlord has an existing building on the market or coming available that meets Tenant's requirements, or if Landlord can obtain a parcel of land and construct a facility pursuant to Tenant's specifications, Landlord agrees to first negotiate a new lease covering the larger facility under terms and conditions acceptable to both parties, and after the terms have been agreed upon and the facility is ready for occupancy, then Landlord will immediately cancel this existing Lease and the new Lease shall be in full force and effect.

                                  ARTICLE LVI
                                 TAX ABATEMENT
                                 -------------

          Tenant agrees to fully cooperate with Landlord in the event that Landlord shall seek a tax abatement for the property leased hereunder.

                                 ARTICLE LVII
                                 ------------

          Facility shall be completed in accordance with the attached Plans marked Exhibit "A" and attached Specifications Sheet marked Exhibit "B".


                                 ARTICLE LVIII
                                 ENVIRONMENTAL
                                 -------------

          Section 1.  Prior to occupancy by Tenant, Landlord, at Landlord's
          ---------
expense, shall obtain a report from a reputable environmental consultant of Landlord's choice and reasonably acceptable to Tenant, to determine if the leased property has been or presently is contaminated by hazardous materials or has been used for the handling, storage, transportation or disposal of hazardous or toxic materials. Copy of said report shall be attached hereto and made a part of this Lease Agreement as Exhibit "D".

          Section 2.  On termination of the Lease or any option period, Tenant
          ---------
shall obtain, at Tenant's expense, a report from a reputable environmental consultant of Tenant's choice and reasonably acceptable to Landlord, to determine if the leased property has been or presently is contaminated by hazardous materials or has been used for the handling, storage, transportation or disposal of hazardous or toxic materials.

          Section 3.  The results of the reports under Sections 1 and 2
          ---------
hereinabove, shall be in writing and shall be promptly submitted either by Landlord or Tenant to the other, as the case may be.

          Section 4.  Prior to Tenant's occupancy, Landlord agrees, at its
          ---------
expense, to undertake to clean up and remove any hazardous or toxic materials indicated in the environmental report under Section 1 hereinabove, which may be required by any governmental authority.

          Section 5.  Tenant agrees that any change in the hazardous or toxic
          ---------
materials contaminating the property between the reports of Landlord and Tenant shall be the sole obligation and liability of Tenant to clean up and remove at its expense; unless Tenant proves that Landlord or adjacent property is responsible for contamination. The obligation under this Section shall be absolute. The burden of proving a third party defense to Tenant's obligations and liabilities under this Article shall be borne by Tenant.

          Section 6.  For purposes of this Lease Agreement, a "Hazardous
          ---------
Material" and "Hazardous Materials" shall mean and include urea formaldehyde, petroleum, asbestos, polychlorinated biphenyls and any material, substance or waste which is now defined or listed as a "hazardous substance", "hazardous material", "hazardous waste", "extremely hazardous waste", "restricted hazardous waste", "toxic waste", "toxic material", "toxic substance" or "economic poison" in any federal, state or local law, ordinance, regulation, publication or order or is now listed or defined as "hazardous" or "extremely hazardous" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601, et
                                                                          --
seq., or in any successor statutes or provisions, in the Hazardous Materials
- ---
Transportation Act, 49 U.S.C. Section 1801, et seq., or in any successor
                                            -- ---
statutes or provisions, in the Resource Conservation and Recovery Act, 42 U.S.C.
Section 6901, et seq., or in any successor statutes or provisions, in the Clean
              -- ---
Water Act, 33 U.S.C. Section 1251 et seq., or in any successor statutes or
                                  -- ---
provisions.

          Section 7.  Landlord and Tenant's obligations under this Article shall
          ---------
arise upon the discovery of the presence of any hazardous substance, whether or not the Environmental Protection Agency or any other federal agency or any state or local environmental agency has taken or threatened any action in connection with the presence of any hazardous substances.

          Section 8.  Landlord agrees to indemnify, defend, and hold Tenant
          ---------
harmless from and against any and all claims, loss, damages, costs and expenses arising out of or in any way relating to the existence, at any time, prior to occupancy of Tenant of any hazardous or toxic materials in, on, under, at or used on the property leased hereunder.

          Section 9.  Tenant covenants that it shall indemnify, defend and hold
          ---------
Landlord harmless from and against any and all claims, loss, damages, costs and expenses arising out of or in any way relating to the existence, at any time, after its occupancy of the leased premises of any hazardous or toxic materials; provided, however, that if the environmental report listed in Section 2 shows no contamination, the burden of proof shall be on Landlord to show that Tenant, nevertheless, caused such contamination.

          Section 10.  Notwithstanding anything in this Lease to the contrary,
          ----------
the undertakings of both Landlord and Tenant under this Article shall survive the expiration or termination of the Lease Agreement or any option regardless of the means of such expiration or termination.


                                  ARTICLE LIX
                                     OPTION
                                     ------

          Provided Tenant is not in default of any of the terms of this Lease, Landlord grants to Tenant three (3) one (1) year options to extend the Lease on the following rental terms:


                      Option Year   Monthly Rental
                      -------------  --------------

                           1           $8,700.00
                           2            8,900.00
                           3            9,300.00

          Said option shall be exercised by Tenant in writing, of Tenant's intention to do so, given to Landlord at least six (6) months prior to the expiration of the term of this Lease or any option period.

          IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.


                                   LANDLORD:
                                   D R GROUP, a Michigan Co-Partnership


                                   BY:
- -----------------------------         ----------------------------------


                                   BY:
- -----------------------------         ----------------------------------

                                   TENANT:
                                   ROFIN-SINAR INCORPORATED, a Delaware
                                     corporation


                                   BY:
- -----------------------------         ----------------------------------


                                   BY:
- -----------------------------         ----------------------------------